ENDO PHARMACEUTICALS UBS Global Life Sciences Conference September 26, 2007 Exhibit 99.1

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Forward-Looking Statements
Except for the historical information contained herein, this presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Because these statements involve a number of risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the difficulty of predicting FDA approvals, results of clinical trials on new products, acceptance and demand for new pharmaceutical products, challenges relating to intellectual property protection, the impact of competitive products and
pricing, the timely development and launch of new products, a determination that we are engaging in inappropriate sales or marketing activities, including promoting the "off-label" use of our products, and the risk factors listed from time to time in the
Company’s SEC reports, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Endo Pharmaceuticals –
Leader in Pain Management
Market
Leadership in
Pain Management
Analgesics fourth-largest prescription drug market
in 2006 with $7.3 billion in reported sales
Opioids represented 80% of all analgesic Rxs
Proven
Commercial
Capability
Specialty and PCP sales and marketing teams
Sales force recently expanded by ~ 95 reps
Broad Pipeline in
Pain Management
Five products in mid- to late-stage development
Strong Financial
Condition
No debt
Strong cash flow

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Growth Strategy
Deepen and broaden penetration into the pain market
•
Target clinically innovative and differentiated products while continuing to advance current development pipeline
Drive top-line growth by maximizing potential of key on-market products and successfully launching FROVA in MM indication
Further diversify revenue base through product licensing and acquisitions of other specialty-focused companies
Use balance sheet  to maximize shareholder value
Continue to pursue selective development of generic products

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$1.75–$1.80 Adjusted Diluted EPS
$90–$110 million OPANA
®
ER / OPANA
®
Net Sales
$685–$710 million LIDODERM
®
Net Sales
$1.050–$1.075 billion Net Sales
2007 Guidance

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$399.0
$595.6
$615.1
$820.2
$909.7
$1,062.0
2002 2003 2004 2005 2006 2007*
Net Sales
Net Income
Consistent Financial Growth
$30.8
$69.8
$143.3
$202.3
$137.8
* Represents mid-point of company guidance; ** Includes $0.62 in one-time, non-cash items
$1.03** $1.52 $1.08 $0.53 $0.30 Diluted EPS
Millions, Except per Share

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Sales Force Expansion
Specialty Sales Forces
0
50
100
150
200
Specialty I Specialty II
Provides double coverage to broaden
reach and frequency among specialty MDs
• Pain Management Specialists, Neurologists,
Oncologists, Physical Medicine and
Rehabilitation
• Ensures high frequency on highest-decile
(e.g., 8–10) prescribers
~160
~160
~95
New
~65
Current
Provides Optimal Reach and Frequency to Promote Current Product Portfolio
Furthering already strong share of voice
in pain management
Total Sales Force = 690 Reps
23%
54%
23%
Specialty
II
Specialty
I
Primary
Care
Force

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
LIDODERM – A True Success Story
Lidocaine 5% topical patch
•
Acts locally – no
therapeutically meaningful
blood levels
First FDA-approved drug for
treatment of pain of PHN
Provides analgesia (but no
anesthesia) directly to
affected nerves
Easy and convenient
to use

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$ Millions
$178
$309
$419
$698
$567
$0
$200
$400
$600
$800
2003 2004 2005 2006 2007*
LIDODERM – Continuing Net Sales Growth
* Represents mid-point of company guidance

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Protected by Five Orange Book-Listed
Patents Until 2015
Lidocaine-Containing Topical
Product That Does Not Numb the Skin
2012 Method of Use Patents
Submitted Citizen Petition Late
2006 and Amendments in Aug.  2007
LIDODERM –
Protecting the Franchise
Cover use of lidocaine-
containing patch in indication
of PHN
Two method of use patents
expiring 2009
Two method of use patents
expiring 2012
Formulation patent expiring 2015
Unique attribute included in
labeling
Believe this would be requirement
for generic substitution
Requests FDA adhere to
existing clinical
bioequivalence standard

11 Accelerating Our Growth © 2007 Endo Pharmaceuticals OPANA Franchise

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
OPANA Update
Scripts (currently 6.5k per week) on track to meet
2007 guidance
Implemented aggressive managed-care strategy
to attain Tier II parity
Introduced OPANA ER Instant Savings
Card Program
Increased promotional and marketing activities
•
Redeployed Specialty Force II
•
Launched new promotional materials
•
Full schedule of peer-to-peer speaker programs
•
Major presence at APS and at upcoming medical
conferences with clinical data presentations

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
OPANA ER vs. Competitive Launches (Retail and Mail Order TRxs)
OPANA ER TRx Launch Comparison
Notes: Data includes only retail and mail order; OPANA ER data through August 2007
Sources:  Data for Duragesic and Oxycontin were pulled from IMS Health's New Product Spectra; Data for OPANA
ER, Avinza and Palladone were pulled from WK Health's Phast Prescription Audit
0
10,000
20,000
30,000
40,000
50,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14
Months Since Launch
OPANA ER Avinza Duragesic OxyContin Palladone

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Development Pipeline
Phase I Phase II Phase III Filed Pre-clinical Product
(1)  Licensed marketing rights;  (2) Licensed marketing and development rights
FROVA
®
(1)
(Menstrual Migraine)
RAPINYL
TM (2)
(Breakthrough Cancer Pain)
EN 3285
(Oral Rinse for Oral Mucositis)
Undisclosed
Ketoprofen Patch
(2)
(Topical
- Soft Tissue
Injuries)
Sufentanil Patch
(2)
(Transdermal - Chronic Pain)

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
FROVA ® MM Prophylaxis:
Exciting Near-Term Opportunity
FROVA taken for six days, starting two days prior to onset of expected MM headache
Primary efficacy endpoint: reduction in incidence of MM
•
p <0.0001 to p < 0.01 (vs. placebo)
Secondary endpoints – reduction in severity and duration of MM headache – also achieved
Pivotal
Efficacy
Studies
PDUFA Date
Extended beyond 8/19/07
New action date 9/30/07; no additional information requested by
FDA
Substantial
Clinical Data
Package
Submitted
Includes two statistically significant Phase III, double-blind, placebo-controlled studies; long-term open-label safety and
tolerance study

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
FROVA – Longest Half-Life,
Lowest Migraine Recurrence Rate
Zolmitriptan 2.5mg
Eletriptan 80mg
Almotriptan 12.5mg
Naratriptan 2.5mg
Frova 2.5mg
Sumatriptan 6mg (sc)
Rizatriptan 10mg
Sumatriptan 100mg
0%
10%
20%
30%
40%
50%
0 5 10 15 20 25 30
Plasma Half Life (h)
Frova 2.5mg

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
FROVA ® MM Market Development
Raise Awareness
of FROVA MM
(Branded)
Raise Awareness
of MM
(Unbranded)
Full FROVA MM
Promotion
Pre-Approval Pre-Launch
Launch
(January 2008)

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
RAPINYL
TM
Profile
Oral, fast-dissolving sublingual fentanyl tablet
Usage
Intended for the treatment of breakthrough cancer pain
•
Expected to compete with Actiq and Fentora
Anticipated
Benefits
Fast onset of action
Enhanced absorption characteristics
Added patient convenience
Trials
Phase III trials ongoing

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Topical Ketoprofen Patch
Usage
For localized treatment of acute pain from soft-tissue
injuries such as tendonitis/bursitis, joint sprains or strains
Availability
Ketoprofen (NSAID) currently available in U.S. as
oral only
Market
Would compete in ~$2.5 billion soft-tissue injury market
primarily consisting of NSAIDs and COX-IIs
Anticipated
Benefits
Bypassing bloodstream to minimize GI and cardiovascular
side effects
Local, targeted pain control
Convenience of once-daily dosing

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Ketoprofen Patch – Clinical Trial Update
Two Phase III Trials Did Not Meet Primary Endpoint
Ankle sprains and strains
Tendonitis/bursitis of shoulder, elbow or knee
Analyzing Data to Determine Next Course of Action
Outcome may have been influenced by several factors, including severity of pain on entry and use of ibuprofen as rescue medication
One Phase III trial currently running in tendonitis or bursitis of the shoulder, elbow or knee
One long-term safety study ongoing in osteoarthritis flare of the knee

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
EN 3285
About 400,000 patients per year in U.S. develop OM
•
Only current FDA-approved treatment is IV infusion
Market
Expect to initiate next clinical trial by year-end
Trials
EN 3285
Key product obtained in RxKinetix acquisition
Patent-protected oral rinse formulated using proprietary
ProGelz
®
delivery platform for prevention of oral mucositis
(OM)
Ease of use for patients
No systemic side effects
Anticipated
Benefits

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Transdermal Sufentanil Patch
Profile
Intended for moderate-to-severe chronic pain
Next-generation extended-release opioid
patch
Anticipated
Benefits
Convenience/compliance of seven-day dosing
vs. three-day dosing
Smaller patch – 20% the size of Duragesic
Trials
Phase I product characterization ongoing
Phase II trial now underway
•
Designed to evaluate conversion from oral opioids

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Summary
Market leader in pain management
Well-developed commercial capability
Very broad and deep pipeline
Strong financial condition
Clear strategy for sustainable growth

ENDO PHARMACEUTICALS NASDAQ: ENDP